SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2003

ORBITAL SCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-14279	06-1209561

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

     21839 Atlantic Boulevard, Dulles, Virginia 20166
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 406-5000

Item 5. Other Events.

               On February 26, 2003, Orbital Sciences Corporation announced its consolidated financial results for the fourth quarter and year ended December 31, 2002. A copy of the company’s press release is furnished herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

The following exhibit is filed as part of this report:

Exhibit No	Description

99.1	Orbital Sciences Corporation Press Release

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION (Registrant)

By:	/s/ Garrett E. Pierce
Garrett E. Pierce
Vice Chairman and Chief Financial Officer

Date: February 26, 2003

EXHIBIT INDEX

Exhibit No	Description

99.1	Orbital Sciences Corporation Press Release